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                                                                    EXHIBIT 10.9

                               SECURITY AGREEMENT

                  THIS SECURITY AGREEMENT is made effective the 27th day of July, 2000, between HILDALGO TRADING COMPANY, L.C., having a mailing address of 2500 South McGee, Suite 147, Norman, Oklahoma 73072 (the "Secured Party"), and PALWEB CORPORATION, having a mailing address of 1607 West Commerce, Dallas, Texas 75208 (the "Debtor").

                              W I T N E S S E T H:

                  1. SECURITY INTEREST. For value received, the receipt of which is hereby acknowledged, the Debtor hereby grants to the Secured Party a security interest in and to the personal property of the Debtor more particularly described on Exhibit "A" hereto, and all future additions to, replacements of, substitutions for and all proceeds and products thereof (the "Collateral"). This Agreement is intended for security only, and is to secure obligations of the Debtor owing to the Secured Party as herein described. It is specifically understood that the Secured Party does not hereby assume any of the obligations of the Debtor in connection with the Collateral.

                  2.       INDEBTEDNESS.  This Agreement is given to secure:

                  (a) Payment of a promissory note (the "Note") executed by Debtor and Plastic Pallet Production, Inc., to the Secured Party in the principal sum of Four Hundred Thousand Dollars ($400,000.00), payable as to principal and interest as provided therein;

                  (b) All renewals, consolidations, extensions and substitutions for the Note;

                  (c) All liabilities of Debtor to Secured Party of every kind or description, including (i) future advances,
                           (ii) both direct and indirect liabilities, (iii) liabilities due or to become due and whether absolute or contingent, and (iv) all liabilities now existing or hereafter arising and however evidenced; and

                  (d) Payment of all expenditures by the Secured Party for taxes, insurance and maintenance of the Collateral and all costs and expenses incurred by the Secured Party in the collection and enforcement of the obligations due the Secured Party by the Debtor, including all of the Secured Party's attorney's fees.

                  3. DEBTOR'S AGREEMENTS. The Debtor expressly warrants and covenants as follows:

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                           3.1 OTHER ENCUMBRANCES. The Debtor is the owner of
                  the Collateral, free and clear of all encumbrances, and the Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein. Except for the security interest granted hereby, the Debtor will not further encumber the Collateral without the prior written consent of the Secured Party.

                           3.2 FINANCING STATEMENTS. The Debtor will join with
                  the Secured Party in executing one or more financing statements, if applicable, in form satisfactory to the Secured Party, and the Debtor will perform all further acts necessary to perfect a security interest in the Collateral in favor of the Secured Party.

                           3.3 INSURANCE. The Debtor will purchase or cause to
                  be purchased, and continuously maintain or cause to be maintained with companies acceptable to the Secured Party, policies of insurance covering the Collateral, covering loss or damage to the Collateral. All such insurance policies will be written for the benefit of the Debtor and the Secured Party as their interests may appear, and such policies or certificates evidencing the same will be furnished to the Secured Party. All policies of insurance will provide at least ten (10) days prior written notice of cancellation to the Secured Party.

                           3.4 TAXES. Debtor shall promptly pay any and all
                  taxes, assessments and license fees with respect to the Collateral or the use of the collateral.

                           3.5 REIMBURSEMENT FOR EXPENSES. At the option of the
                  Secured Party, the Secured Party may discharge taxes, liens, security interest of other encumbrances affecting the Collateral, and may pay for the maintenance and preservation thereof, and for insurance covering the Collateral, and may pay all costs incurred in performing the obligations owing by the Debtor to the Secured Party. The Debtor agrees to reimburse the Secured Party on demand for any payments so made, and until such reimbursement, the amount of any such payment, with interest at the rate after maturity specified in the Note, accrued from the date of payment until reimbursement, will be added to the indebtedness owed by the Debtor and will be secured by this Agreement.

                           3.6 CHANGE OF LOCATION OF COLLATERAL. Except as
                  otherwise provided herein, the Collateral shall at all times be kept at 1607 West Commerce, Dallas Texas. The Debtor will immediately notify the Secured Party in writing of any change in the Debtor's principal place of business, or in the location of the Collateral from that stated in this paragraph.

                           3.7 DELIVERY AND POSSESSION OF STOCK.
                  Contemporaneously with the execution and delivery hereof, Debtor shall deliver to Secured Party in Norman,

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                  Oklahoma, the physical possession of that portion of the
                  Collateral represented by Stock Certificate No. 001 for ten
                  (10) shares in Vimonta AG and, from time to time as may be applicable, Debtor shall deliver to Secured Party the physical possession of any other property which may hereafter be included in the Collateral.

                           3.8 STOCK DIVIDENDS; DISTRIBUTIONS. If, while this
                  Agreement is in effect, Debtor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization), option or rights, whether as an addition to, in substitution of, or in exchange for any shares of any Collateral, Debtor agrees that Debtor shall accept the same as the Secured Party's agent and hold the same in trust on behalf of Secured Party and to deliver the same forthwith to Secured Party in the exact form received, with the endorsement of Debtor when necessary and/or with appropriate undated stock powers duly executed in blank, to be held by Secured Party, subject to the terms hereof, as additional collateral security for the Note or other indebtedness secured hereby. Any sums paid upon or in respect of the Vimonta AG stock upon the liquidation or dissolution of the issuer thereof shall be paid over to Secured Party to be held by it as additional collateral security for the Note or other indebtedness secured hereby; and in case any distribution of capital shall be made on or in respect of the Vimonta AG stock or any property shall be distributed upon or with respect to the Vimonta AG stock pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization of the issuer thereof, the property so distributed shall be delivered to Secured Party to be held by it as additional collateral security for the Note or other indebtedness secured hereby. All sums of money and property so paid or distributed in respect of the Collateral which are received by any Debtor shall, until paid or delivered to Secured Party, be segregated from the other property or funds of Debtor and held by Debtor in trust as additional collateral security for the Note or other indebtedness secured hereby.

                           3.9 VOTING RIGHTS. Unless an event of default shall
                  have occurred and be continuing, Debtor shall be entitled to vote the Vimonta AG stock and to give consents, waivers and ratifications in respect of the Vimonta AG stock, PROVIDED, HOWEVER,, that no vote shall be cast, or consent, waiver or ratification given or action taken which would impair the value of the Vimonta AG stock or be inconsistent with or violate any provision of this Agreement or the Note.

                  4. DEFAULT. The Debtor will be in default under this Agreement on the happening of any of the following events or conditions:

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                  (a)      Default in the payment or performance of any
                           obligation, covenant or liability contained in the Note or this Agreement.

                  (b) Any warranty, representation or statement made or furnished to the Secured Party by or on behalf of the Debtor proves to have been false in any material respect when made;

                  (c) Sale, loss or additional encumbrance of the Collateral, or the making of any levy, seizure or attachment thereof or thereon;

                  (d) The default on the obligation to any first security interest holder as to any of the Collateral;

                  (e) Insolvency or business failure of the Debtor, appointment of a receiver for the Debtor or the Collateral, assignment for the benefit of creditors or the commencement of any proceeding under any bankruptcy or insolvency law by or against the Debtor; or

                  (f) The default by Plastic Pallet Production, Inc., on that certain Security Agreement to the Secured Party executed on this date.

                  5. REMEDIES. Upon the occurrence of any event of default and at any time thereafter, Secured Party shall have and may exercise the following rights and remedies, without further notice to Debtor:

                           5.1 ALL LEGAL REMEDIES. Proceed to selectively and
                  successively enforce and exercise any and all rights and remedies which Secured Party may have under this Agreement, any other applicable agreement or applicable law, including, without limitation: (i) commencing one or more actions against Debtor and reducing the claims of Secured Party against Debtor to judgment, (ii) foreclosure or other enforcement of Secured Party's security interest in the Collateral, or any portion thereof, or other enforcement of Secured Party's rights and remedies in respect of and to recover upon the Collateral, through judicial action or otherwise, including all available remedies under the applicable provisions of the UCC, and (iii) payment or discharge of any claim or lien, prior or subordinate, in respect of or affecting the Collateral.

                           5.2 DISPOSITION. Sell, lease or otherwise dispose of
                  the Collateral at private or public sale. Secured Party will give Debtor reasonable notice of the time and place of any public sale or other disposition thereof or the time after which any private sale or other disposition thereof is to be made. The requirements of reasonable notice shall be met if such notice is given to Debtor at least ten (10) days

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                  before the time of any such sale or disposition. Secured Party shall not be obligated to make any such sale pursuant to any such notice. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. Debtor acknowledges that the Securities Act of 1933, as amended, and certain other federal and state laws or regulations may constitute legal restrictions or limitations upon Secured
                  Party in any attempts to dispose of any portion of the Collateral which constitutes securities and the enforcement by Secured Party of its rights and remedies with respect thereto. Secured Party is authorized, but shall in no event be obligated, to sell or dispose of any portion of the Collateral which constitutes securities at a private sale subject to investment letter or in any other manner which would not require the Collateral or any portion thereof to be registered in accordance with the Securities Act of 1933, the rules and regulations promulgated thereunder, or under any other securities laws or regulations, and Secured Party is authorized to take such action, give such notice, obtain such consents and do such things as it may deem necessary and appropriate in connection with any such private sale or disposition. Secured Party may, in its sole discretion, may sell any portion of the Collateral which constitutes a security at its book value to a restricted number of potential purchasers, notwithstanding that a sale under any such circumstances may yield a lower price for such Collateral than might otherwise be available if such Collateral were registered under the applicable securities laws and sold on the open market. Debtor stipulates and agrees that the sale for book value is conclusive evidence that such private sale or sales were conducted in a commercially reasonable manner pursuant to the requirements of applicable law.

                           5.3 COSTS AND EXPENSES. Recover from Debtor an amount
                  equal to all costs, expenses and attorney's fees incurred by Secured Party in connection with the exercise of the rights contained or referred to herein, together with interest on such sums at the rate applicable to the Note from time to time.

                           5.4 WAIVER OF DEFAULT. Secured Party may, by an
                  instrument in writing signed by Secured Party, waive any event of default which shall have occurred and any of the consequences thereof and, in such event, Secured Party and Debtor shall be restored to their respective former positions, rights and obligations. Any event of default so waived shall, for all purposes of this Agreement, be deemed to have been cured and not to be continuing, but no such waiver shall extend to any subsequent or other default or impair any consequence thereof.

                           5.5 REGISTRATION. Any or all shares of stock
                  constituting a part of the Collateral held by Secured Party hereunder may, if an event of default has occurred and is continuing, be registered in the name of Secured Party or its nominee, and


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                  Secured Party or its nominee may thereafter exercise all
                  voting and corporate rights at any meeting of any corporation issuing any of the shares included in the Collateral and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any such shares as if it were the absolute owner thereof, including without limitation, the right to exchange at its discretion, any and all of such stock upon the merger, consolidation, reorganization, recapitalization or other readjustment of any corporation issuing any of such shares or upon the exercise by any such issuer of any right, privilege or option pertaining to any such shares of stock, and in connection therewith, to deposit and deliver any and all of such shares of stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, but Secured Party shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or for any delay in so doing. This Agreement constitutes Debtor's proxy to Secured Party or its nominee to vote all shares of stock constituting a part of the Collateral or other securities with voting rights then registered in Debtor's name.

                           5.6 NO DUTY. The powers conferred on Secured Party
                  hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible for any act or failure to act, except for its own gross negligence of willful misconduct.

                  6. MISCELLANEOUS. The provisions of this Agreement are severable, and the invalidity of any part or application hereof will not affect any other provision or application hereof. No indulgence or waiver hereunder by the Secured Party will be construed to affect any other default hereunder, or preclude the Secured Party from asserting any right or remedy with respect to a later default. The Secured Party's remedies hereunder are cumulative and not alternative, the exercise of one remedy will not preclude the Secured Party from exercising another for the same default. The terms of this Agreement will be binding on the successors and permitted assigns of the parties hereto. The laws of the State of Oklahoma will govern the construction and validity of this Agreement and the rights and duties of the parties hereunder.

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                  EXECUTED AND DELIVERED the date first above written.

"DEBTOR"                              PALWEB CORPORATION


                                   By:    /s/ Paul A. Kruger
                                      -----------------------------------------
                                      Paul A. Kruger, President





"SECURED PARTY"                    HILDALGO TRADING COMPANY, L.C.


                                   By:    /s/ Paul A. Kruger
                                      -----------------------------------------
                                   Paul A. Kruger, Manager


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                                   EXHIBIT "A"
                           (DESCRIPTION OF COLLATERAL)

                  All accounts, chattel paper, documents, instruments, inventory, investment property (as such terms are defined in Article 9 of the UCC) of the Debtor, now existing or hereafter acquired; All equipment (as such term is defined in Article 9 of the UCC) of the Debtor, now existing or hereafter acquired and wherever located, including, without implied limitation, all prototype injection molding equipment, molds, chillers and extruders; All general intangibles (as such term is defined in Article 9 of the UCC) of the Debtor, of every kind and nature, whether now owned or existing or hereafter arising or acquired, including, without implied limitation, all books, records, computer programs, source codes, computer tapes, computer cards, computer disks, permits, know-how, technologies, trade secrets, designs, drawings, processes, claims (including, without limitation, claims for income tax and other refunds), causes of action, choses in action, judgments, goodwill, patents, copyrights, brand names, trademarks, tradenames, service names, service marks, logos, licensing agreements and other intellectual property, franchises, royalty payments, settlements, partnership interests (whether general, limited or special), interests in joint ventures, contracts, contract rights and monies due under any contract or agreement; All future additions to, replacements of, substitutions for and proceeds and products of any of the foregoing items.

                  Stock Certificate No. 001 for ten (10) shares in Vimonta AG and proceeds and products thereof, including, without limitation stock rights, rights to subscribe, liquidating dividends, stock dividends, dividends paid in stock or other property or any other property which the holder of the stock may hereafter become entitled to receive by reason of the stock ownership.










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